EXHIBIT A

FORM OF SUBSCRIPTION AGREEMENT

Diamondhead Casino Corporation
1013 Princess Street
Alexandria, Virginia 22314

Ladies and Gentlemen:

1.      Subscription.  The undersigned (the “Purchaser”), intending to be legally bound, hereby irrevocably agrees to purchase from Diamondhead Casino Corporation, a Delaware corporation (the “Company”), subject to the terms and conditions described herein and in the confidential Private Placement Memorandum of the Company dated February 14, 2014, as amended or supplemented from time to time, and including all attachments, schedules and exhibits thereto (the “Memorandum”), the number of securities subscribed for on the signature page hereof.

The Company is offering up to three million dollars ($3,000,000) of securities consisting of the following:

(a) an aggregate in principal of $1,000,000 of First Tranche Collateralized Convertible Senior Debentures (the “First Tranche Debentures”), convertible into an aggregate of 3,333,333 shares of Common Stock of the Company, par value $0.001 per share (the “Common Stock”);

(b) an aggregate in principal of $1,000,000 of Second Tranche Collateralized Convertible Senior Debentures, convertible into an aggregate of 2,222,222 shares of Common Stock of the Company (the “Second Tranche Debentures”); and

(c) an aggregate in principal of $1,000,000 of Third Tranche Collateralized Convertible Senior Debentures, convertible into an aggregate of either 1,818,182 shares of Common Stock or 1,333,333 shares of Common Stock of the Company, depending upon certain conditions described in the Memorandum (the “Third Tranche Debentures”).

The First Tranche Debentures, Second Tranche Debentures and Third Tranche Debentures are referred to herein as the “Offered Securities”. The terms of the Offering are more completely described in the Memorandum and such terms are incorporated herein by reference in their entirety.

2. Minimum Purchase.  The minimum principal amount of First Tranche Debentures that may be purchased is $50,000. A Purchaser wishing to purchase the First Tranche Debentures must also subscribe for and purchase the Second Tranche Debentures in an amount equal to that amount tendered for the First Tranche Debentures and must also subscribe for and purchase the Third Tranche Debentures in an amount equal to that amount tendered for the First Tranche Debentures. Thus, the total minimum purchase required for all three Debentures is $150,000.

3. Payment.  The Purchaser encloses herewith a check made payable to, or will immediately make a wire transfer payment to, “CST&T AAF Diamondhead Escrow Account” for the full amount of the purchase price of the Offered Securities being subscribed for. Wire transfer instructions are set forth on the instruction page accompanying this Subscription Agreement. Such funds will be held in Escrow for the Purchaser’s benefit, and will be returned promptly, without interest or offset if the Purchaser’s subscription is not accepted by the Company or the Offering is terminated by the Termination Date (as defined below).

4.     Deposit of Funds.  All payments made shall be deposited with Continental Stock Transfer and Trust Company (the “Escrow Agent”). The Escrow Agent will release the first $1,000,000 held in Escrow to the Company when subscriptions in the aggregate amount of $3,000,000 have been deposited in Escrow and accepted by the Company. If subscriptions in the aggregate amount of $3,000,000 have not been deposited in Escrow on or before March 1, 2014, unless this date has been extended, with or without notice to the Investors, by the Company, for up to two additional 30-day periods (the “Termination Date”), the Escrow Agent will return any and all subscriptions held by it without interest or deduction of any sort. In the event a closing with respect to the Second Tranche Debentures (the “Second Closing”) has not occurred on or before December 31, 2014, the Escrow Agent will return all subscriptions then held in the Escrow Account ($2,000,000) to the Iinvestors, without interest or deduction of any sort. In the event the Second Closing has occurred, but a closing with respect to the Third Tranche Debentures has not occurred on or before December 31, 2014, the Escrow Agent will return all subscriptions then held in Escrow ($1,000,000) to the Investors, without interest or deduction of any sort. If the Company rejects a subscription, either in whole or in part (which decision is in its sole discretion), the rejected subscription funds or the rejected portion thereof will be returned promptly to such Purchaser without interest accrued thereon.

5.           Acceptance of Subscription.  The Purchaser understands and agrees that the Company, in its sole discretion, reserves the right to accept or reject this or any other subscription for Offered Securities, in whole or in part, for any reason or no reason, notwithstanding prior receipt by the Purchaser of notice of acceptance of this subscription. The Company shall have no obligation hereunder until the Company shall execute and deliver to the Purchaser an executed copy of this Subscription Agreement. The Company shall not be bound by any representation made to a Subscriber that a subscription has been accepted, whether made orally or in writing, by anyone other than the Company.

6.           Representations and Warranties of the Purchaser.  The Purchaser hereby acknowledges, represents and warrants to the Company as follows (it being specifically acknowledged and agreed that Henley and Company LLC, the Placement Agent with respect to the Offering (the “Placement Agent”), is and shall be a third party beneficiary of the following):

(a)           The Purchaser is aware that an investment in the Offered Securities involves a significant degree of risk, involving a number of very significant risks and has carefully read and considered the matters set forth in the Memorandum, including but not limited to those under the caption “Risk Factors”

(b)           None of the Offered Securities or the Common Stock issuable upon conversion of the Offered Securities or issued with respect to interest payments, are registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. The Purchaser understands that the offering and sale of the Offered Securities (including the underlying Common Stock) are intended to be exempt from registration under the Securities Act, by virtue of Section 4(2) thereof and the provisions of Regulation D promulgated thereunder (“Regulation D”), based, in part, upon the representations, warranties and agreements of the Purchaser contained in this Subscription Agreement.

(c)           The Purchaser meets the requirements of at least one of the suitability standards for an “accredited investor” as that term is defined in Regulation D and as set forth on the Accredited Investor Certification contained herein.

(d)           Prior to the execution of this Subscription Agreement, the Purchaser and the Purchaser’s attorney, accountant, purchaser representative and/or tax adviser, if any (collectively, the “Advisers”), have received the Memorandum and all other documents requested by the Purchaser, have carefully reviewed them and understand the information contained therein.

(e)           Neither the Securities and Exchange Commission nor any state securities commission or other regulatory authority has approved the Offered Securities or the underlying Common Stock, or passed upon or endorsed the merits of the offering of the Offered Securities, or confirmed the accuracy or determined the adequacy of the Memorandum. The Memorandum has not been reviewed by any federal, state or other regulatory authority.

(f)           All documents, records, and books pertaining to the investment in the Offered Securities (including, without limitation, the Memorandum) have been made available for inspection by such Purchaser and its Advisers, if any.

(g)           The Purchaser and its Advisers, if any, have had a reasonable opportunity to ask questions of and receive answers from the Company concerning the offering of the Offered Securities, the business and financial condition of the Company, and all such questions have been answered to the full satisfaction of the Purchaser and its Advisers, if any.

(h)           In evaluating the suitability of an investment in the Company, the Purchaser has not relied upon any representation or information (oral or written) other than as stated in the Memorandum.

(i)           The Purchaser is unaware of, is in no way relying on, and did not become aware of the Offering of the Offered Securities through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or the Internet (including, without limitation, internet “blogs,” bulletin boards, discussion groups and social networking sites) in connection with the Offering and sale of the Offered Securities and is not subscribing for the Offered Securities and did not become aware of the Offering of the Offered Securities through or as a result of any seminar or meeting to which the Purchaser was invited by, or any solicitation of a subscription by, a person not previously known to the Purchaser in connection with investments in securities generally.

(j)           The Purchaser has taken no action that would give rise to any claim by any person for brokerage commissions, finders’ fees or the like relating to this Subscription Agreement or the transactions contemplated hereby (other than commissions to be paid by the Company to the Placement Agent and, in turn, to be paid to its selected dealers).

(k)           The Purchaser, together with its Advisers, if any, has such knowledge and experience in financial, tax, and business matters, and, in particular, investments in securities, so as to enable it to utilize the information made available to it in connection with the Offering to evaluate the merits and risks of an investment in the Offered Securities and the Company and to make an informed investment decision with respect thereto.

(l)           The Purchaser is not relying on the Company, the Placement Agent or any of their respective employees or agents with respect to the legal, tax, economic and related considerations of an investment in the Offered Securities, and the Purchaser has relied on the advice of, or has consulted with, only its own Advisers.

(m)           The Purchaser is acquiring the Offered Securities and the underlying Common Stock solely for such Purchaser’s own account for investment purposes only and not with a view to or intent of resale or distribution thereof, in whole or in part. The Purchaser has no agreement or arrangement, formal or informal, with any person to offer, sell, transfer, assign, pledge, hypothecate or otherwise dispose of all or any part of the Offered Securities or the underlying Common Stock, and the Purchaser has no plans to enter into any such agreement or arrangement.

(n)           The Purchaser must bear the substantial economic risks of the investment in the Offered Securities indefinitely because neither the Offered Securities nor the underlying Common Stock may be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available. Legends shall be placed on the Offered Securities and the certificates representing the underlying Common Stock to the effect that they have not been registered under the Securities Act or applicable state securities laws. Appropriate notations will be made in the Company’s stock books to the effect that the Offered Securities and the underlying Common Stock have not been registered under the Securities Act or applicable state securities laws. Stop transfer instructions will be placed with the transfer agent, if any, of the securities. There can be no assurance that there will be any market for resale of the Offered Securities or the underlying Common Stock nor can there be any assurance that such securities will be freely transferable at any time in the foreseeable future.

(o)           The Purchaser has adequate means of providing for such Purchaser’s current financial needs and foreseeable contingencies and has no need for liquidity of its investment in the Offered Securities for an indefinite period of time.

(p)           The Purchaser (i) if a natural person, represents that the Purchaser has reached the age of 21 and has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof; (ii) if a corporation, partnership, or limited liability company or partnership, or association, joint stock company, trust, unincorporated organization or other entity, represents that such entity was not formed for the specific purpose of acquiring the Offered Securities, such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the securities constituting the Offered Securities, the execution and delivery of this Subscription Agreement has been duly authorized by all necessary action, this Subscription Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; or (iii) if executing this Subscription Agreement in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Subscription Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or limited liability company or partnership, or other entity for whom the Purchaser is executing this Subscription Agreement, and such individual, partnership, ward, trust, estate, corporation, or limited liability company or partnership, or other entity has full right and power to perform pursuant to this Subscription Agreement and make an investment in the Company, and represents that this Subscription Agreement constitutes a legal, valid and binding obligation of such entity. The execution and delivery of this Subscription Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Purchaser is a party or by which it is bound.

(q)           The Purchaser and the Advisers, if any, have had the opportunity to obtain any additional information, to the extent the Company had such information in its possession or could acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information contained in the Memorandum and all documents received or reviewed in connection with the purchase of the Offered Securities and have had the opportunity to have representatives of the Company provide them with such additional information regarding the terms and conditions of this particular investment and the financial condition, results of operations, business of the Company deemed relevant by the Purchaser or the Advisers, if any, and all such requested information, to the extent the Company had such information in its possession or could acquire it without unreasonable effort or expense, has been provided to the full satisfaction of the Purchaser and the Advisers, if any.

(r)           Any information which the Purchaser has heretofore furnished or is furnishing herewith to the Company or the Placement Agent is complete and accurate and may be relied upon by the Company and the Placement Agent in determining the availability of an exemption from registration under federal and state securities laws in connection with the offering of securities as described in the Memorandum. The Purchaser further represents and warrants that it will notify and supply corrective information to the Company and the Placement Agent immediately upon the occurrence of any change therein occurring prior to the Company’s issuance of the securities contained in the Offered Securities.

(s)           The Purchaser has significant prior investment experience, including investment in non-registered, high risk securities. The Purchaser is knowledgeable about investment considerations in development-stage and other companies. The Purchaser has a sufficient net worth to sustain a loss of its entire investment in the Company in the event such a loss should occur. The Purchaser’s overall commitment to investments which are not readily marketable is not excessive in view of the Purchaser’s net worth and financial circumstances and the purchase of the Offered Securities will not cause such commitment to become excessive. The investment is a suitable one for the Purchaser.

(t)           The Purchaser is satisfied that the Purchaser has received adequate information with respect to all matters which it or the Advisers, if any, consider material to the Purchaser’s decision to make this investment.

(u)           The Purchaser acknowledges that any estimates or forward-looking statements or projections included in the Memorandum were prepared by the Company in good faith but that the attainment of any such projections, estimates or forward-looking statements cannot be guaranteed by the Company and should not be relied upon.

(v)           No oral or written representations have been made, or oral or written information furnished, to the Purchaser or the Advisers, if any, in connection with the Offering which are in any way inconsistent with the information contained in the Memorandum.

(w)           Within five (5) business days after receipt of a request from the Company or the Placement Agent, the Purchaser will provide such information and deliver such documents as may reasonably be necessary to comply with any and all laws and ordinances to which the Company or the Placement Agent is subject.

(x)           The Purchaser’s substantive relationship with the Placement Agent or subagent through which the Purchaser is subscribing for Offered Securities predates the Placement Agent’s or such subagent’s contact with the Purchaser regarding an investment in the Offered Securities.

(y)           THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE OFFERED, SOLD, TRANSFERED, ASSIGNED, PLEDGED, HYPOTHECATED, OR OTHERWISE DISPOSED OF EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE MEMORANDUM OR THIS SUBSCRIPTION AGREEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

(z)           The Purchaser acknowledges that none of the Offered Securities or the underlying Common Stock have been recommended by any federal or state securities commission or regulatory authority. In making an investment decision investors must rely on their own examination of the Company and the terms of the Offering, including the merits and risks involved. Furthermore, the foregoing authorities have not confirmed the accuracy or determined the adequacy of this Subscription Agreement or the Memorandum. Any representation to the contrary is a criminal offense. The Offered Securities and the underlying Common Stock are subject to restrictions on transferability and resale and may not be offered, sold, transferred, assigned, pledged, hypothecated or otherwise disposed of except as permitted under the Securities Act, and the applicable state securities laws, pursuant to registration or exemption therefrom. The Purchaser should be aware that it will be required to bear the financial risks of this investment for an indefinite period of time.

(aa)           (For ERISA plans only) The fiduciary of the ERISA plan (the “Plan”) represents that such fiduciary has been informed of and understands the Company’s investment objectives, policies and strategies, and that the decision to invest “plan assets” (as such term is defined in ERISA) in the Company is consistent with the provisions of ERISA that require diversification of plan assets and impose other fiduciary responsibilities. The Purchaser fiduciary or Plan (a) is responsible for the decision to invest in the Company; (b) is independent of the Company or any of its affiliates; (c) is qualified to make such investment decision; and (d) in making such decision, the Purchaser fiduciary or Plan has not relied primarily on any advice or recommendation of the Company or any of its affiliates.

(bb)           The Purchaser should check the Office of Foreign Assets Control (“OFAC”) website at <http://www.treas.gov/ofac> before making the following representations. The Purchaser represents that the amounts invested by it in the Company in the Offering were not and are not directly or indirectly derived from activities that contravene federal, state or international laws and regulations, including anti-money laundering laws and regulations. Federal regulations and Executive Orders administered by OFAC prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals. The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at <http://www.treas.gov/ofac>. In addition, the programs administered by OFAC (the “OFAC Programs”) prohibit dealing with individuals1 or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists.

1           These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs.

(cc)           To the best of the Purchaser’s knowledge, none of: (1) the Purchaser; (2) any person controlling or controlled by the Purchaser; (3) if the Purchaser is a privately-held entity, any person having a beneficial interest in the Purchaser; or (4) any person for whom the Purchaser is acting as agent or nominee in connection with this investment is a country, territory, individual or entity named on an OFAC list, or a person or entity prohibited under the OFAC Programs. Please be advised that the Company may not accept any amounts from a prospective investor if such prospective investor cannot make the representation set forth in the preceding paragraph. The Purchaser agrees to promptly notify the Company and the Placement Agent should the Purchaser become aware of any change in the information set forth in these representations. The Purchaser understands and acknowledges that, by law, the Company may be obligated to “freeze the account” of the Purchaser, either by prohibiting additional subscriptions from the Purchaser, declining any redemption requests and/or segregating the assets in the account in compliance with governmental regulations, and the Placement Agent may also be required to report such action and to disclose the Purchaser’s identity to OFAC. The Purchaser further acknowledges that the Company may, by written notice to the Purchaser, suspend the redemption rights, if any, of the Purchaser if the Company reasonably deems it necessary to do so to comply with anti-money laundering regulations applicable to the Company and the Placement Agent or any of the Company’s other service providers. These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs.

(dd)           To the best of the Purchaser’s knowledge, none of: (1) the Purchaser; (2) any person controlling or controlled by the Purchaser; (3) if the Purchaser is a privately-held entity, any person having a beneficial interest in the Purchaser; or (4) any person for whom the Purchaser is acting as agent or nominee in connection with this investment is a senior foreign political figure,2 or any immediate family3 member or close associate4 of a senior foreign political figure, as such terms are defined in the footnotes below.

(ee)           If the Purchaser is affiliated with a non-U.S. banking institution (a “Foreign Bank”), or if the Purchaser receives deposits from, makes payments on behalf of, or handles other financial transactions related to a Foreign Bank, the Purchaser represents and warrants to the Company that: (1) the Foreign Bank has a fixed address, other than solely an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities; (2) the Foreign Bank maintains operating records related to its banking activities; (3) the Foreign Bank is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities; and (4) the Foreign Bank does not provide banking services to any other Foreign Bank that does not have a physical presence in any country and that is not a regulated affiliate.

2           A “senior foreign political figure” is defined as a senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government-owned corporation. In addition, a “senior foreign political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.

3           “Immediate family” of a senior foreign political figure typically includes the figure’s parents, siblings, spouse, children and in-laws.

4           A “close associate” of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.

(ff)           The Purchaser understands and acknowledges that a Private Placement Memorandum dated January 14, 2014 (the “Original PPM”), which the Purchaser may have received, has been rescinded and has been replaced and superseded in its entirety by the Memorandum defined in Section 1 of this Subscription Agreement. The Purchaser and the Purchaser's advisors further understand and acknowledge that they may not rely on the Original PPM or the exhibits thereto in evaluating this Offering and whether to subscribe to this Offering. The Purchaser understands and acknowledges that the Purchaser and his advisors may rely only upon the Memorandum defined in Section 1 of this Subscription Agreement in evaluating this Offering and whether to subscribe to this Offering.

7.           Company Representations and Warranties.  The Company represents and warrants to and agrees with the Purchaser that:

(a)           This Subscription Agreement and any other agreements delivered or required to be delivered together with or pursuant to this Agreement or in connection herewith (collectively “Transaction Documents”) have been duly authorized, executed and delivered by the Company and are valid and binding agreements of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights generally and to general principles of equity. The Company has full corporate power and authority necessary to enter into and deliver the Transaction Documents and to perform its obligations thereunder.

(b)           The Holder acknowledges that the Company does not, at the time of acceptance of this Subscription or as of the Issue Date of the First Tranche Debentures offered herein, have sufficient Common Stock authorized to convert the Offered Securities to Common Stock of the Company pursuant to the terms of the Offered Securities and this Offering. The Company intends to hold an Annual Meeting of Stockholders in accordance with applicable state and Federal law, to seek stockholder approval to increase the number of authorized shares of Common Stock from fifty million to one hundred million shares or the Company will seek to obtain such approval by written consent of its stockholders pursuant to Section 228 of the Delaware General Corporation Law. Thereafter, the Company shall at all times, reserve and keep available out of its authorized, but unissued shares of Common Stock, solely for the purpose of issuance upon the conversion of the Offered Securities, such number of shares of Common Stock as are issuable upon the conversion of the Offered Securities at the respective Conversion Prices set forth in the Memorandum. All shares of Common Stock that are so issuable shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all liens and charges. The Company shall take all such actions as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any Applicable Law or any requirements of any national securities exchange or over-the-counter market upon which shares of Common Stock may be listed or quoted (except for official notice of issuance which shall be immediately delivered by the Company upon each such issuance).

8.        “Piggyback” Registration Rights.  The Company hereby grants to the Purchaser “piggyback” registration rights, on all registrations of equity securities of the Company under the Securities Act for sale to the public, with respect to the Common Stock underlying the Offered Securities. The Company will bear the cost (exclusive of underwriting discounts and commissions) of such registrations. The Company will notify the Subscriber not less than 20 calendar days prior to the anticipated filing date of the registration statement. If the Subscriber desires to have its registrable shares included in such registration statement, it shall advise the Company, in writing, within 10 calendar days of such notice, of the number of registrable shares it desires to register. The Company reserves the right, at any time, to withdraw or cease proceeding with any such registration if it shall at the same time withdraw or cease proceeding with the registration of all other equity securities originally proposed to be registered.

9.           Indemnification.  The Purchaser agrees to indemnify and hold harmless the Company, the Placement Agent (including its selected dealers, if any), and their respective officers, directors, employees, agents, control persons and affiliates from and against all losses, liabilities, claims, damages, costs, fees and expenses whatsoever (including, but not limited to, any and all expenses incurred in investigating, preparing or defending against any litigation commenced or threatened) based upon or arising out of any actual or alleged false acknowledgment, representation or warranty, or misrepresentation or omission to state a material fact, or breach by the Purchaser of any covenant or agreement made by the Purchaser herein or in any other document delivered in connection with this Subscription Agreement.

10.           Irrevocability; Binding Effect.  The Purchaser hereby acknowledges and agrees that the subscription hereunder is irrevocable by the Purchaser, except as required by applicable law, and that this Subscription Agreement shall survive the death or disability of the Purchaser and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives, and permitted assigns. If the Purchaser is more than one person, the obligations of the Purchaser hereunder shall be joint and several and the agreements, representations, warranties, and acknowledgments herein shall be deemed to be made by and be binding upon each such person and each of such person’s heirs, executors, administrators, successors, legal representatives, and permitted assigns.

11.           Modification.  This Subscription Agreement shall not be modified or waived except by an instrument in writing signed by the party against whom any such modification or waiver is sought.

12.           Notices.  Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or delivered by e-mail transmission, or delivered against receipt to the party to whom it is to be given (a) if to the Company, at the address set forth above, or (b) if to the Purchaser, at the address set forth on the signature page hereof (or, in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section. Any notice or other communication given by certified mail shall be deemed given at the time of receipt thereof. The Purchaser agrees that notice may be served upon the Purchaser in accordance with the foregoing procedures by the Placement Agent or other agent that introduced the Purchaser to the Company.

13.           Assignability.  This Subscription Agreement and the rights, interests and obligations hereunder are not transferable or assignable by the Purchaser and the transfer or assignment of the Offered Securities and underlying Common Stock shall be made only in accordance with all applicable laws.

14.           Applicable Law.  This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

15.           Blue Sky Qualification.  The purchase of Offered Securities under this Subscription Agreement is expressly conditioned upon the exemption from qualification of the offer and sale of the Offered Securities from applicable federal and state securities laws. The Company shall not be required to qualify this transaction under the securities laws of any jurisdiction and, should qualification be necessary, the Company shall be released from any and all obligations to maintain its offer, and may rescind any sale contracted, in the jurisdiction.

16.           Use of Pronouns.  All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require.

17.           Confidentiality.  The Purchaser acknowledges and agrees that any information or data the Purchaser has acquired from or about the Company, not otherwise properly in the public domain, was received in confidence. The Purchaser agrees not to divulge, communicate or disclose, except as may be required by law or for the performance of this Agreement, or use to the detriment of the Company or for the benefit of any other person or persons, or misuse in any way, any confidential information of the Company, including any scientific, technical, trade or business secrets of the Company and any scientific, technical, trade or business materials that are treated by the Company as confidential or proprietary, including, but not limited to, ideas, discoveries, inventions, developments and improvements belonging to the Company and confidential information obtained by or given to the Company about or belonging to third parties.

18.           Miscellaneous.

(a)           This Subscription Agreement, together with the Transaction Documents (which are to be issued or executed at closing), constitute the entire agreement between the Purchaser and the Company with respect to the subject matter hereof and supersede all prior oral or written agreements and understandings, if any, relating to the subject matter hereof. The terms and provisions of this Subscription Agreement may be waived, or consent for the departure therefrom granted, only by a written document executed by the party entitled to the benefits of such terms or provisions.

(b)           The representations and warranties and covenants of the Company and the Purchaser made in this Subscription Agreement shall survive the execution and delivery hereof and delivery of the Offered Securities and the Common Stock underlying the Offered Securities.

(c)           Each of the parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Subscription Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

(d)           This Subscription Agreement may be executed in one or more counterparts each of which shall be deemed an original (including signatures sent by facsimile transmission or by email transmission of a PDF scanned document), but all of which shall together constitute one and the same instrument.

(e)           Each provision of this Subscription Agreement shall be considered separable and, if for any reason any provision or provisions hereof are determined to be invalid or contrary to applicable law, such invalidity or illegality shall not impair the operation of or affect the remaining portions of this Subscription Agreement.

(f)           Paragraph titles are for descriptive purposes only and shall not control or alter the meaning of this Subscription Agreement as set forth in the text.

(g)           The Purchaser understands and acknowledges that there may be multiple closings for this Offering.

INSTRUCTIONS TO SUBSCRIBERS

To subscribe to this offering:

1)   Date and complete the subscription information that follows for the securities being purchased.

2)   Complete and sign the signature pages in full, where applicable.

3)   Initial and sign the Accredited Investor Certification where applicable.

4)   Complete and sign the Investor Profile.

5)   Deliver the Subscription Agreement to the Company at the following address:

Diamondhead Casino Corporation
1013 Princess Street
Alexandria, Virginia 22314

6)   Forward a check to the Company, together with the Subscription Agreement, for the total amount of the securities purchased made payable to: "CST&T AAF Diamondhead Escrow Account" or wire said amount to the Escrow Agent as follows:

JP Morgan Chase Bank, NA
ABA#: 021000021
A/C Continental Stock Transfer & Trust Co. A/A/F Diamondhead Escrow Account
A/C 530158124
Ref:

SIGNATURE PAGES TO SUBSCRIPTION AGREEMENT

I.     SECURITIES TO BE PURCHASED:

The undersigned Subscriber hereby executes the Subscription Agreement and subscribes under the Subscription Agreement to purchase the following:

1. First Tranche Collateralized Convertible Senior Debentures in the principal amount of: $____________

2. Second Tranche Collateralized Convertible Senior Debentures in the principal amount of: $_________

3. Third Tranche Collateralized Convertible Senior Debentures in the principal amount of: $___________

(Note: The dollar amounts for all three of the above purchases must be identical.)

TOTAL AMOUNT OF SUBSCRIPTION: $________________________________________

DATE: ____________________________

II. SUBSCRIBER INFORMATION TO BE COMPLETED BY INDIVIDUAL SUBSCRIBERS, JOINT TENANTS AND TENANTS IN COMMON:

INDIVIDUAL

______________________________________________________________________________
Print Name of Individual Subscriber

______________________________________________________________________________
Signature of Individual Subscriber

______________________________________________________________________________
Social Security Number

______________________________________________________________________________
Home Address

______________________________________________________________________________
Office Address

______________________________________________________________________________
Home Email Address                                            Office Email Address

______________________________________________________________________________
Home Phone Number                                            Office Phone Number

______________________________________________________________________________
Cell Phone Number

Correspondence is to be sent to:  __ home address above or __ office address above.

JOINT TENANT, TENANT IN COMMON OR OTHER JOINT SUBSCRIBER

______________________________________________________________________________
Print Name of Joint Tenant, Tenant in Common or other Joint Subscriber

______________________________________________________________________________
Signature of Joint Tenant, Tenant in Common or other Joint Subscriber

______________________________________________________________________________
Social Security Number of Joint Tenant, Tenant in Common or other Joint Subscriber

______________________________________________________________________________
Home Address of Joint Tenant, Tenant in Common or other Joint Subscriber

______________________________________________________________________________
Office Address

______________________________________________________________________________
Home Email Address                                           Office Email Address

______________________________________________________________________________
Home Phone Number                                           Office Phone Number

______________________________________________________________________________
Cell Phone Number

Correspondence is to be sent to: __ home address above or __ office address above.

III. SUBSCRIBER INFORMATION TO BE COMPLETED BY PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY OR TRUST:

______________________________________________________________________________
Print Name of Partnership, Corporation, Limited Liability Company, or Trust

By:  __________________________________________________________________________

Name and Title:  ________________________________________________________________

State of Organization:   ___________________________________________________________

______________________________________________________________________________

Address of Subscriber

______________________________________________________________________________
Federal Taxpayer Identification Number

______________________________________________________________________________
Office Phone Number                                                                           Cell Phone Number

______________________________________________________________________________
Address to which correspondence should be sent

ACCREDITED INVESTOR CERTIFICATION

FOR INDIVIDUAL INVESTORS ONLY
(All Individual Investors must INITIAL where appropriate):

Initial
I have a net worth in excess of $1 million, either individually or through aggregating my individual holdings and those in which I have a joint, community property or other similar shared ownership interest with my spouse.  For purposes of the foregoing net worth calculation, I have excluded the value of my/our primary residence, after deducting any mortgage securing such primary residence).

Initial
I have had an annual gross income for the past two years of at least $200,000 (or $300,000 jointly with my spouse) and expect my income (or joint income, as appropriate) to reach the same level in the current year.

Initial	I am a director or executive officer of Diamondhead Casino Corporation

FOR NON-INDIVIUAL INVESORS
(All Non-Individual Investors must INITIAL where appropriate):
Initial
The investor certifies that it is a partnership, corporation, limited liability company or business trust that is 100% owned by persons who meet at least one of the criteria for Individual Investors set forth above.

Initial
The investor certifies that it is a partnership, corporation, limited liability company or business trust that has total assets of at least $5 million and was not formed for the purpose of investing in the Company.

Initial
The investor certifies that it is an employee benefit plan whose investment decision is made by a plan fiduciary (as defined in ERISA §3(21)) that is a bank, savings and loan association, insurance company or registered investment adviser.

Initial	The investor certifies that it is an employee benefit plan whose total assets exceed $5,000,000 as of the date of this Agreement.

Initial	The undersigned certifies that it is a self-directed employee benefit plan whose investment decisions are made solely by persons who meet either of the criteria for Individual Investors.

Initial	The investor certifies that it is a U.S. bank, U.S. savings and loan association or other similar U.S. institution acting in its individual or fiduciary capacity.

Initial	The undersigned certifies that it is a broker-dealer registered pursuant to §15 of the Securities Exchange Act of 1934.

Initial
The investor certifies that it is an organization described in §501(c)(3) of the Internal Revenue Code with total assets exceeding $5,000,000 and not formed for the specific purpose of investing in the Company.

Initial
The investor certifies that it is a trust with total assets of at least $5,000,000, not formed for the specific purpose of investing in the Company, and whose purchase is directed by a person with such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment.

Initial
The investor certifies that it is a plan established and maintained by a state or its political subdivisions, or any agency or instrumentality thereof, for the benefit of its employees, and which has total assets in excess of $5,000,000.

Initial	The investor certifies that it is an insurance company as defined in §2(13) of the Securities Act, or a registered investment company.

Investor Signature: ___________________________________       Date:  _________________

INVESTOR PROFILE
(Must be completed by Investor)

Investor Name(s): ______________________________________________________________________________

Individual executing Profile or Trustee: ______________________________________________________________________________

Date of Birth:_________________                                                                             Marital Status:_________________________________

Joint Party Date of Birth:_________________   Investment Experience (Years): ____________

Annual Income:_________________                                                                             Liquid Net Worth: ______________________

Net Worth (excluding value of primary residence, after deducting any mortgage securing such residence):

______________________________________________________________________________

Tax Bracket:                                ______ 15% or below       _____ 25% - 27.5%       _____ Over 27.5%

Occupation:

 __________________________________________________________________________

Employer Address: _____________________________________________________________________________

Type of Business:  __________________________________________

___________________________________                                                                                                ___________________
Investor Signature                                                                                                Date

ACCEPTANCE OF SUBSCRIPTION

The foregoing subscription is accepted and the Company agrees to be bound by its terms.

DIAMONDHEAD CASINO CORPORATION

By: __________________________________
DEBORAH A. VITALE, PRESIDENT

DATE:  _________________________ , 2014